SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 1, 2004

                 (Date of earliest event reported: July 1, 2004)

                                  DynTek, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                        1-11568                  95-4228470
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(State or other jurisdiction           (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)

18881 Von Karman Avenue, Suite 250            Irvine, California        92612
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (949) 955-0078
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                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5. Other Events

On July 1, 2004, DynTek announced that it had hired Robert Webber as its new Chief Financial Officer, effective July 12, 2004. See the Press Release filed as
Exhibit 99.1 to this Report.

Effective July 1, 2004, Mr. James Linesch resigned as DynTek's Chief Financial Officer and a member of its Board of Directors. Mr. Linesch will receive severance payments under the terms of his Employment Agreement with DynTek through October 31, 2005.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press Release dated July 1, 2004 of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1 2004

                                    DYNTEK, INC.

                                    By:    /s/ Steven J. Ross
                                    Name:  Steven J. Ross
                                    Title: President and Chief Executive Officer
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                                  EXHIBIT INDEX

      Exhibit Number                          Exhibit Name
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       Exhibit 99.1      Press Release, dated July 1, 2004, of the Registrant.